     As filed with the Securities and Exchange Commission on July 27, 1998


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                ----------------

                                CAERE CORPORATION
             (Exact name of registrant as specified in its charter)

                                ----------------


     DELAWARE                           7372                                       94-2250509
------------------------          ---------------------------          ---------------------------------
(State of Incorporation)         (Primary Standard Industrial)        (I.R.S. Employer Identification No.)
                                   Classification Code Number

                                ----------------


                                100 COOPER COURT
                           LOS GATOS, CALIFORNIA 95032
                    ----------------------------------------
                    (Address of principal executive offices)



                        1981 INCENTIVE STOCK OPTION PLAN
                       1981 SUPPLEMENTAL STOCK OPTION PLAN
                       -----------------------------------
                            (Full title of the plans)

                                ROBERT G. TERESI
                      PRESIDENT AND CHIEF EXECUTIVE OFFICER
                                CAERE CORPORATION
                                100 COOPER COURT
                               LOS GATOS, CA 95032
                                 (408) 395-7000
             -------------------------------------------------------
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)


                                ----------------

                                   COPIES TO:
                               LEE F. BENTON, ESQ.
                               COOLEY GODWARD LLP
                              FIVE PALO ALTO SQUARE
                               3000 EL CAMINO REAL
                            PALO ALTO, CA 94306-2155
                                 (650) 843-5000

                                ----------------

                         CALCULATION OF REGISTRATION FEE


-------------------------- ---------------------- ------------------------- -------------------------- -------------------------
                                                      PROPOSED MAXIMUM          PROPOSED MAXIMUM
 TITLE OF SECURITIES TO                              OFFERING PRICE PER     AGGREGATE OFFERING PRICE
      BE REGISTERED            AMOUNT TO BE              SHARE (1)                     (1)              AMOUNT OF REGISTRATION
                                REGISTERED                                                                       FEE
-------------------------- ---------------------- ------------------------- ------------------------   -------------------------

Common  Stock  (par value
$.001)                            500,000                  $13.25                 $6,625,000                    $1,955
-------------------------- ---------------------- ------------------------- ------------------------   -------------------------


(1) Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(c). The price per share and aggregate offering price are based upon the closing sales price of Registrant's Common Stock on July 24, 1998 as reported on The Nasdaq National Market System.

                    INCORPORATION BY REFERENCE OF CONTENTS OF
      REGISTRATION STATEMENT ON FORM S-8 NOS. 33-32992; 33-35033; 33-49114;
                  33-66430; 33-81708; 33-87824; AND 333-10803


     The contents of Registration Statement on Form S-8 Nos. 33-32992; 33-35033; 33-49114; 33-66430; 33-81708; 33-87824; and 333-10803, filed with the Securities and Exchange Commission on January 17, 1990; May 24, 1990; July 1, 1992; July 22, 1993; July 18, 1994; December 23, 1994; and August 26, 1996, respectively, are incorporated by reference herein.


                                    EXHIBITS

EXHIBIT
NUMBER
-------
5           Opinion of Counsel.

23.1        Consent of  KPMG Peat Marwick LLP.

23.2        Consent of Counsel is contained in Exhibit 5 to this Registration Statement

24          Power of Attorney is contained on the signature page II-1.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Gatos, State of California, on July 22, 1998.


                                       CAERE CORPORATION


                                       By: /s/ Blanche M. Sutter
                                           --------------------------
                                           Blanche M. Sutter
                                           Executive Vice President,
                                           Chief Financial Officer and Secretary





                                POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert G. Teresi and Blanche M. Sutter, and each or any one of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE                                  TITLE                              DATE
---------                                  -----                              ----
/s/ Robert G. Teresi          Chairman  of the Board, President          July 22, 1998
-------------------------     and Chief Executive Officer
    Robert G. Teresi          (Principal Executive Officer)


/s/ Blanche M. Sutter         Executive Vice President                   July 22, 1998
-------------------------     Chief Financial Officer and
    Blanche M. Sutter         Secretary (Principal Financial
                              and Accounting Officer)


/s/ Betsy S. Atkins           Director                                   July 22, 1998
-------------------------
    Betsy S. Atkins


/s/ James K. Dutton           Director                                   July 22, 1998
-------------------------
    James K. Dutton


/s/ Joseph J. Francesconi     Director                                   July 22, 1998
-------------------------
    Joseph J. Francesconi


/s/ Robert J. Frankenberg     Director                                   July 22, 1998
-------------------------
    Robert J. Frankenberg


                                  EXHIBIT INDEX


    EXHIBIT
    NUMBER                                   DESCRIPTION
    -------                                  -----------
       5          Opinion of Counsel.
      23.1        Consent of KPMG Peat Marwick LLP.
      23.2        Consent of Counsel is contained in Exhibit 5 to this Registration Statement.
      24          Power of Attorney is contained on signature page II-1.